HSBC Investor Funds
HSBC Investor California Tax-Free Money Market Fund
HSBC Investor Prime Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund
HSBC Investor Tax-Free Money Market Fund
HSBC Investor U.S. Government Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund
(the “Funds”)

Supplement Dated June 18, 2008
to the Prospectus Dated February 28, 2008,
as Supplemented to Date

           Effective June 2, 2008, the Funds’ investment adviser and administrator, “HSBC Investments (USA) Inc.”, changed its name to “HSBC Global Asset Management (USA) Inc.” Accordingly, all references in the Prospectus to “HSBC Investments (USA) Inc.” are replaced with “HSBC Global Asset Management (USA) Inc.”

          Effective June 18, 2008, HSBC Investor Money Market Fund will change its name to HSBC Investor Prime Money Market Fund. Accordingly, all references in the Prospectus to “HSBC Investor Money Market Fund” are replaced with “HSBC Investor Prime Money Market Fund.”

           Also, effective June 18, 2008, the first paragraph of the section entitled “Selling Your Shares” on page 51 of the Prospectus is restated to read as follows:

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is accepted in proper form by the Fund, its transfer agent, or your investment representative.

           In addition, effective June 18, 2008, the paragraph in the section entitled “Suspension of Redemptions” on page 53 of the Prospectus is restated to read as follows:

The Funds may suspend the right of redemption and postpone the date of payment upon redemption: (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSEPCTUS
FOR FUTURE REFERENCE